UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant

To Section 18 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest reported): October 1, 2004

MYOFFIZ, INC.
(Name of Small Business Issuers in its charter)

NEVADA	88-049-6188-7481
(State of other jurisdiction of incorporation or organization	(I.R.S. Employer Identification Number)

5770 El Camino Road, Las Vegas, NV	89118
(Address of principal executive offices)	(zip code)

Issuer’s telephone number:  702.222.9076

913 Bukit Timah Road, #02-01, Singapore	589623

(Former Address If Changed since Last Report)

Item 1.01 Entry into a Material Definitive Agreement.

Effective October 1, 2004, pursuant to a share exchange agreement between the parties, the Registrant issued 15,326,650 shares of common stock to Brock Family Trust, thus giving Brock Family Trust a controlling stock interest in Registrant.   Mr. Stephen Brock is the principal of Brock Family Trust.

Item 3.02 Unregistered Sales of Equity Securities

Effective October 1, 2004, pursuant agreements with the parties, the Registrant issued 15,326,650 shares of common stock to Brock Family Trust, thus giving Brock Family Trust a controlling stock interest in Registrant.   Mr. Stephen Brock is the principal of Brock Family Trust.

We relied upon Section 4(2) of the Securities Act of 1933, as amended for the above issuance.  We believed that Section 4(2) was available because:

    *    None of these issuances involved underwriters, underwriting discounts or commissions;

    *    We placed restrictive legends on all certificates issued;

    *    No sales were made by general solicitation or advertising;

    *    Sales were made only to accredited investors or investors who were sophisticated enough to evaluate the risks of the investment.

Item 5.01 Changes in Control of Registrant

Effective October 1, 2004, pursuant agreements with the parties, the Registrant issued 15,326,650 shares of common stock to Brock Family Trust, thus giving Brock Family Trust a controlling stock interest in Registrant.

Mr. Stephen Brock is the principal of Brock Family Trust.

Further, by resolution effective October 5, 2004, the officers and directors of the Registrant, elected Stephen Brock as the President, Secretary Treasurer, Director and Chairman of the Board. In addition, Michael Chang and Jaren Chan Eng Ann resigned their position as officers of the Registrant.

Thus, effective October 5, 2004, the sole Officer of the Registrant is Stephen Brock.

Item 5.02  Departure

By resolution effective October 5, 2004, the officers and directors of the Registrant, elected Stephen Brock as the President, Secretary Treasurer, Director and Chairman of the Board. In addition, Michael Chang and Jaren Chan Eng Ann resigned their position as officers of the Registrant.

Thus, effective October 5, 2004, the sole Officer of the Registrant is Stephen Brock.

Mr. Brock is President & CEO of Myoffiz, Inc., to be renamed Public Company Management Corporation. As an entrepreneur, Brock has formed several companies devoted to the small-cap market. Founded in 2000, GoPublicToday.com, Inc. (GPT) is a registered investment advisory firm that specializes in direct public offering programs. GPT provides a full spectrum of financial advisory services, including Business Plan Reviews, to a client base that includes emerging companies as well as established entities. Professional Consulting Management Services (PCMS) offers small public companies access to a broad range of professional services such as financial consultants, attorneys, certified public accountants and boutique investment bankers. PubCo White Papers, Inc. offers extensive research to help educate small business constituents - investors, issues and market participants - about a wide range of topics including regulatory, strategic planning and financing issues that impact the market. M&A Capital Advisors, LLC is a broker dealer, which specializes in mergers and acquisitions, reverse listings, and private placements. A registered investment advisor, Mr. Brock holds NASD Series 7, 24, 63, 65 licenses.

Mr. Brock also served as President and Director of the Nevada Business Journal for four years.  In addition, after attending the University of Maryland, Mr. Brock held an Executive Directorship of the Institute for Constitutional Rights for two years.

There is no employment agreement between Mr. Brock and the Registrant.

Section 7 - Regulation FD

The discussion below assumes that Myoffiz, Inc. has changed its name to Public Company Management Corporation.  We are currently preparing an information statement of Schedule 14C to effect this name change.

Public Company Management Corporation is a corporation consisting of five separate lines of business:

  GoPublicToday.com, Inc.

  Pubco Whitepapers, Inc.

  Public Company Management Services, Inc.

  The Nevada Fund, Inc.

  Foreign Company Listing

Through our network of business lines, we provide our clients – both foreign and domestic -- with advice and educational materials concerning the US capital markets.

GoPublicToday.com, Inc.

GoPublicToday.com, Inc. is a Nevada corporation organized on May 29, 2000.  GPT became a Registered Investment Advisor regulated by the Securities Exchange Commission on May 4, 2001.  A Registered Investment Adviser, (“RIA”), is regulated by the Investment Advisors Act of 1940.  In June of 2004, we elected to change our RIA registration from the SEC level to the State of Nevada.  GPT’s application with the State of Nevada was cleared on June 18, 2004 and the registration with the SEC was withdrawn on June 25, 2004.  GPT’s executive offices are located at 5770 El Camino Road, Las Vegas, NV 89118 and the telephone number is (702) 248-4798.

Public Company Management Services, Inc.

Public Company Management Services, Inc. (PCMS) is a line of business incorporated in Nevada on July 22, 2003.  PCMS functions as a strategic project management firm providing a suite of professional services available to companies trading on the OTC Bulletin Board®, companies trading on the Pink Sheets®, private companies, and other market participants. PCMS’s services are designed with small companies in mind and geared toward coordinating compliance solutions and assist in corporate administration designed to assure that appropriate rules and regulations pertaining to being a public company are complied with.   The services offered through this GPT network company center around Corporate Administration and Compliance Management. Services entail:

    *    Sarbanes-Oxley Readiness Services

    *    Corporate Governance Assessment

    *    Regulatory Risks (PATRIOT, HIPAA, SAS 70, GLB)

    *    Human Resource Compliance

    *    Federal and State Securities Regulations

PubCo White Papers, Inc.

PubCo White Papers (PWP) is another line of business of Public Company Management Corporation and offers valuable, informative white papers addressing critical issues and questions facing OTCBB, Pink Sheets, private companies looking to go public, and all market participants. PWP also is a marketing arm for the entire network of companies under the PCMC umbrella.

PWP provides a source of access to information about the US Capital Markets; a vein for companies desiring to enter the market. PubcoWhitePapers.com was created to provide an easily assessable destination to the information companies need to go public, stay public, and access the funding company needs to reach their potential. This knowledge designed to help anyone who wants to build their company into a national or international player, providing jobs for others and wealth for themselves and their loved ones.

PWP is designed to give visitors the information they need to make informed choices for the good of their company.

The information located at the site has been categorized into topic areas to make it easier for visitors to find the information sought. If there are any topics, which visitors don’t see covered, the site offers an email feature that the visitor can email PWP about this topic. This provides a channel to open dialogue with not only white paper customers but also potential clients for other services within the PCMC network.  PWP is the arm of the corporation that is always looking for more ways to help and educate business owners on the possibilities that the US capital markets afford.

The Nevada Fund, Inc.

The Nevada Fund is an entity utilized for various business activities.  The Corporation was incorporated in Nevada on August 20, 1998. Nevada Fund has been a vehicle for the acquisition of shares in various public companies, example OTCBB: SUCN to OTCBB: MGOA.

Foreign Company Listing

Foreign Company Listing assists non-US companies get listed and trading in the United States via SEC 20F registrations.  This type of registration is one in which the SEC provides a separate integrated disclosure system for foreign private issuers.  Because getting listed can be less burdensome for foreign companies than for those based in the US, this line of business assists foreign companies in enjoying all the benefits of trading in the US without the formal process of obtaining a ticker symbol on the Nasdaq or New York Stock Exchange.  Some of the best-known foreign based companies in the world have securities that trade on the US Pink Sheets or OTCBB: Abbey National, Heineken, Nestlé, Nintendo, Rolls Royce, Volkswagen, Yukos Oil, BAA, BAE Systems, Cathay Pacific, Fortis, Peugot, L'Oreal, and Marks & Spencer are just a few. FCL facilitates the preparation of the registration statement as well as all ancillary regulatory and compliance issues related to a 20-F filing.

Item 9.01 Financial Statements and Exhibits

The registrant is taking actions necessary to file the required audited financial statements, and, although there is no assurance, hopes to file them within the next 30 days.

Exhibits

(10.1)    Exchange Agreement

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

 Myoffiz, Inc.

 (Registrant)

Dated: October 5, 2004                        By: /s/ Stephen Brock

                                                            Stephen Brock, Chairman of the

                                                            Board of Directors